HSBC FUNDS

HSBC Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund
HSBC Total Return Fund
(the “Funds”)

Supplement dated March 28, 2013 to the Prospectus
and Statement of Additional Information
dated February 28, 2013 (the “Prospectus” and “SAI”, respectively)

As of March 27, 2013, Srinivas (Vas) Paruchuri, PhD. is no longer a portfolio manager to the Funds and all references to Mr. Paruchuri are hereby removed from the Funds’ Prospectus and SAI. Additionally, the biography for Binqi Liu is hereby revised to reflect that Ms. Liu holds the position of Vice President with HSBC Global Asset Management (USA) Inc. Accordingly, the “Portfolio Managers” subsections in the Funds’ Prospectus on pages 8, 15 and 29 and the “HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Total Return Fund:” subsection on page 56 of the Funds’ Prospectus are hereby revised.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE